UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2025

Emerald Holding, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38076	42-1775077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Broadway, 14th Floor New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 226-5700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 15, 2025, in connection with a potential refinancing of its existing senior secured credit facilities, Emerald Holding, Inc. (the “Company”) provided to prospective lenders an updated company presentation (the “Presentation”), which is being furnished as Exhibit 99.1 hereto. The consummation of any refinancing transaction is subject to completion of definitive agreements as well as customary closing conditions, and is subject to market conditions. There can be no assurance that any refinancing will occur, or, if it does, as to the terms of such refinancing.

Item 7.01	Regulation FD Disclosure.

The information contained in Item 2.02 of this Current Report on Form 8-K is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K, including the Presentation, which is attached to this report as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

The information set forth and incorporated by reference in this Current Report on Form 8-K contains certain forward-looking statements regarding the Company and its subsidiaries, including, without limitation, statements regarding the Company’s ability to continue staging live events and scale its business beyond pre-COVID levels; statements about general economic conditions, or more specifically about the markets in which the Company operates, and the Company’s expectations, beliefs, plans, strategies, objectives, prospects, assumptions or future events or performance; the multiple avenues to return to organic growth; expectations regarding interest rates and economic conditions and the Company’s 2024 financial guidance expectations; the Company’s ability to successfully identify and acquire acquisition targets; and the Company’s intention to continue to pay regular quarterly dividends, among others. In particular, the declaration, timing and amount of any future dividends will be subject to the discretion and approval of the Company’s Board of Directors, and will depend on a number of factors. The forward-looking statements contained or incorporated by reference herein are based on management’s current expectations as well as estimates and assumptions prepared by management as of the date hereof, and although they are believed to be reasonable, they are inherently uncertain and not guaranteed. These statements involve risks and uncertainties outside of the Company’s control that may cause actual results, performance, or achievements to differ materially, and there can be no assurance that the projected results and forward-looking statements included or incorporated by reference herein will prove to be accurate. In addition, even if the Company’s results of operations, financial condition and liquidity, and events in the industry in which it operates, are consistent with the forward-looking statements contained or incorporated by reference herein, they may not be predictive of results or developments in future periods. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Forward looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believe, “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” or “would” or similar expressions and the negatives of those terms. For factors that could cause actual results to differ materially from the forward-looking statements included or incorporated by reference herein, please see the risks and uncertainties identified under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recently filed annual report on Form 10-K for the year ended December 31, 2023, which is available on the Company’s Investor Relations website at investor.emeraldx.com and on the SEC’s EDGAR website at www.sec.gov. The Company disclaims any obligation to update or revise any of the forward-looking statements contained or incorporated by reference herein, whether as a result of new information, future events or otherwise. Past results are not indicative of future performance.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Presentation of the Company

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERALD HOLDING, INC.

Date: January 15, 2025	By:	/s/ David Doft
	Name:	David Doft
	Title:	Chief Financial Officer